UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015
NRG YIELD, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (I.R.S. Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 2, 2015, NRG Yield Operating LLC, a subsidiary of NRG Yield, Inc. (the "Company"), completed its acquisition of (i) 100% of the membership interests of Mission Wind Laredo, LLC, which indirectly owns Laredo Ridge, an 81 MW wind facility located in Petersburg, Nebraska, from NRG Wind LLC (“NRG Wind”), (ii) 100% of the membership interests of Tapestry Wind LLC, which indirectly owns three wind facilities totaling 204 MW, including Buffalo Bear, a 19 MW wind facility in Oklahoma; Taloga, a 130 MW wind facility in Oklahoma; and Pinnacle, a 55 MW wind facility in West Virginia, from NRG Wind, and (iii) 100% of the membership interests of WCEP Holdings, LLC, which indirectly owns Walnut Creek, a 485 MW natural gas facility located in City of Industry, California, from NRG Arroyo Nogales LLC (“NRG Arroyo Nogales” and, together with NRG Wind, the “Sellers”) (collectively, the “Drop-Down Transaction”), pursuant to those certain purchase and sale agreements with the Sellers, each of which are wholly-owned subsidiaries of NRG Energy, Inc.

In addition, on May 14, 2015, the Company completed its previously approved stock split, whereby (i) each outstanding share of the Company’s Class A common stock was split into one share of Class A common stock and one share of Class C common stock and (ii) each outstanding share of Class B common stock was split into one share of Class B common stock and one share of Class D common stock (the “Stock Split”).

The Company is filing this Current Report on Form 8-K to revise its audited historical consolidated financial statements as of December 31, 2014 and 2013 and for each of the years ended December 31, 2014, 2013 and 2012, to (i) reflect the retrospective effect of the Drop-Down Transaction, which is an acquisition accounted for as a transfer of entities under common control, completed by the Company subsequent to the Company’s most recent fiscal year, which was significant pursuant to Rule 11-01(b) of Regulation S-X and (ii) reflect the Stock Split. Exhibits 99.1, 99.2 and 99.3 included in this Current Report on Form 8-K give retrospective effect to the Drop-Down Transaction and the Stock Split.

The Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the "2014 Form 10-K") is hereby recast by this Current Report on Form 8-K as follows:

•	the Selected Financial Data of the Company included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2014 Form 10-K;

•	the Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2014 Form 10-K; and

•
the consolidated financial statements and financial statement schedule of the Company included herein on Exhibit 99.3 supersedes Part IV, Item 15 of the 2014 Form 10-K, except for (i) the GCE Holding LLC unaudited consolidated financial statements for the years ended December 31, 2014 and 2013 and the GCE Holding LLC audited consolidated financial statements for the year ended December 31, 2012, included on pages 111-135 of the Company's 2014 Form 10-K, pursuant to the requirements of Rule 3-09 of Regulation S-X, and (ii) the exhibit index, both of which are not impacted by this Current Report on Form 8-K.

There have been no revisions or updates to any other sections of the 2014 Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K, and any references herein to Items 6 and 7 under Part II and Item 15 of Part IV of the 2014 Form 10-K refer to Exhibits 99.1, 99.2, and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to the Company’s audited historical consolidated financial statements should be made to this Current Report on Form 8-K as well as future quarterly and annual reports on Forms 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index attached to this Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc. (Registrant)
By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 22, 2015

EXHIBIT INDEX

Exhibit No.	Document
23.1	Consent of KPMG LLP.
99.1	Selected Financial Data.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Consolidated Financial Statements and Financial Statement Schedule.
101 INS	XBRL Instance Document.
101 SCH	XBRL Taxonomy Extension Schema.
101 CAL	XBRL Taxonomy Extension Calculation Linkbase.
101 DEF	XRBL Taxonomy Extension Definition Linkbase.
101 LAB	XBRL Taxonomy Extension Label Linkbase.
101 PRE	XBRL Taxonomy Extension Presentation Linkbase.

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